Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accrued Expenses and Other Current Liabilities
Customer deposits		¥ 8,220	¥ 13,453
Accrued expenses		66,264	114,935
Accrued property, equipment and software related payables		4,294	11,545
Others		16,923	8,007
Accrued expenses and other current liabilities	$ 13,747	¥ 95,701	¥ 147,940